                                                                    EXHIBIT 10.2


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                             CONTRIBUTION AGREEMENT



                                     between



                           T & W FINANCIAL CORPORATION
                                   ("Company")


                         T & W FUNDING COMPANY V, L.L.C.
                                 ("Contributor")


                        T & W FUNDING COMPANY VI, L.L.C.
                                 ("Contributor")


                                       and


                         T & W FUNDING COMPANY I, L.L.C.
                                 ("Transferor")



                          Dated as of February 1, 1997




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
                                TABLE OF CONTENTS


SECTION                                           HEADING                                              PAGE
-------                                           -------                                              ----


ARTICLE 1             DEFINITIONS ...................................................................   2

      Section 1.01.       Defined Terms .............................................................   2


ARTICLE 2             DISPOSITION OF LEASE ASSETS ...................................................   3

      Section 2.01.       Lease Disposition .........................................................   3
      Section 2.02.       Lease Acquisition; Delivery of Lease Contracts; Filing of
                          Financing Statements ......................................................   3
      Section 2.03.       Servicing of Lease Contracts and Equipment and Leased
                          Vehicle ...................................................................   3
      Section 2.04.       Review of Lease Contracts .................................................   4


ARTICLE 3             REPRESENTATIONS AND WARRANTIES ................................................   4

      Section 3.01.       Representations and Warranties of the Company and the
                          Contributors ..............................................................   4
      Section 3.02.       Representations and Warranties of the Transferor ..........................  15
      Section 3.03.       Purchase or Substitution Required upon Breach of
                          Certain Representations and Warranties ....................................  17
      Section 3.04.       Requirements for Purchase or Substitution of Lease
                          Contracts .................................................................  17


ARTICLE 4             COVENANTS OF THE COMPANY AND THE CONTRIBUTORS .................................  19

      Section 4.01.       Company and Contributor Covenants .........................................  19
      Section 4.02.       Transferor Covenants ......................................................  23
      Section 4.03.       Assignment of Lease Assets ................................................  24


ARTICLE 5             CONDITIONS PRECEDENT ..........................................................  24

      Section 5.01.       Conditions to the Transferor's Obligations ................................  24
      Section 5.02.       Conditions to the Company's and the Contributors'
                          Obligations ...............................................................  25


ARTICLE 6             TERM AND TERMINATION ..........................................................  25

      Section 6.01.       Term ......................................................................  25
      Section 6.02.       Default by the Company or the Contributors ................................  25

ARTICLE 7             MISCELLANEOUS .................................................................  26

      Section 7.01.       Amendments ................................................................  26
      Section 7.02.       Governing Law .............................................................  26
      Section 7.03.       Notices ...................................................................  26
      Section 7.04.       Separability Clause .......................................................  26
      Section 7.05.       Assignment ................................................................  26
      Section 7.06.       Further Assurances ........................................................  26
      Section 7.07.       No Waivers; Cumulative Remedies ...........................................  27
      Section 7.08.       Binding Effect ............................................................  27
      Section 7.09.       Set-Off ...................................................................  27
      Section 7.10.       Counterparts ..............................................................  27


EXHIBIT A
        Form of Supplement Substitute Lease Contracts


EXHIBIT B
        Form of Lease Contract


EXHIBIT C
        Form of Assignment and Assumption Agreement


EXHIBIT D
        Existing Indebtedness of T & W Funding Company VI, L.L.C.


EXHIBIT E
        Credit Manual

        This CONTRIBUTION AGREEMENT (herein, as supplemented and amended from time to time as permitted hereby, this "Agreement"), dated as of February 1, 1997, is entered into by T & W FINANCIAL CORPORATION, a Washington corporation (herein, together with its permitted successors and assigns, the "Company"), T & W FUNDING COMPANY V, L.L.C., a Delaware limited liability company, and T & W FUNDING COMPANY VI, L.L.C., a Delaware limited liability company (herein, each together with its permitted successors and assigns, a "Contributor" and, collectively, the "Contributors") and T & W FUNDING COMPANY I, L.L.C., a Delaware limited liability company (herein, together with its permitted successors and assigns, the "Transferor").


                              PRELIMINARY STATEMENT


        The Transferor has entered into a Trust and Security Agreement dated as of February 1, 1997 (the "Trust and Security Agreement"), with Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and as back-up servicer (the "Back-up Servicer") and the Company, as Servicer (the "Servicer"), pursuant to which a series of Certificates will be issued
(the "Certificates").


        In furtherance thereof, the Transferor, the Contributors and Company have entered into this Agreement to provide for, among other things, an agreement as to the terms of the contribution by the Contributors to the Transferor of certain of their right, title and interest in and to certain Lease Assets which the Transferor is and will be conveying to the Trustee; in addition, the Company is herein making certain covenants, representations and warranties with respect to Lease Contracts that it originated on behalf of the Contributors. The Transferor will be conveying to the Trust such Lease Assets and Lease Contracts, as security for the Certificates. As a precondition to the effectiveness of this Agreement, the Transferor, the Trustee, the Back-up Servicer and the Servicer will enter into the Servicing Agreement to provide for the servicing of the Lease Assets. In connection with the issuance of the Certificates, each of the Contributors will contribute certain Lease Assets to the Transferor in exchange for a membership interest in the Transferor and, if applicable, the assumption by the Transferor of certain debt of the applicable Contributor pursuant to a separate Assignment and Assumption Agreement entered into between the Transferor and each Contributor. In connection with the additional Fundings under the Certificates and pursuant to this Agreement, each of the Contributors will contribute additional Lease Assets to the Transferor in return for cash, an assumption of related debt, if any, and an increase, as necessary, of such Contributor's membership interest in the Transferor. The list of leases transferred in accordance with this Agreement shall be listed on
Schedule II of each such Assignment and Assumption Agreement.


                                      -4-
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        In order to further secure the Certificates, the Transferor is conveying to the Trustee a security interest in, among other things, the rights of the Transferor derived under this Agreement and the Servicing Agreement, and each of the Contributors and the Company agrees that all covenants and agreements made by it in this Agreement with respect to the Lease Assets shall also be for the benefit and security of the Trustee, the Bond Insurer and the Certificateholders.


                                    ARTICLE 1

                                   DEFINITIONS


        Section 1.01. Defined Terms. For purposes of this Agreement, the following terms shall have the meanings specified herein. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Trust and Security Agreement, or if not defined there, in the Servicing Agreement.


        "Company Address" shall mean 6416 16th Street East, Tacoma, Washington 98424.


        "Contributor Address" for each Contributor, shall mean 6416 Pacific Highway East, Tacoma, Washington 98424.


        "Eligible Lease Contract" shall mean a Lease Contract that satisfies the selection criteria set forth in Section 3.01(a) and (b) hereof, provided that with respect to any Substitute Lease Contract or Additional Lease Contract, as applicable, any reference in such Section to Cut-Off Date shall be deemed to refer to the date as of which such Eligible Lease Contract becomes a Substitute Lease Contract or an Additional Lease Contract, as applicable.


        "Transferor Address" shall mean 6416 Pacific Highway East, Tacoma, Washington 98424.


        "Lease Assets" shall mean with respect to the Lease Contracts, the Contributors' and the Company's interest in (a) the Lease Contracts and the Lease Receivables, including the proceeds of the Lease Contracts and Lease Receivables and all payments received on or with respect to the Lease Contracts and Lease Receivables after the related Cut-Off Date, other than payments of principal and interest due on the Lease Contracts and Lease Receivables on or before the related Cut-Off Date, (b) the Lease Contract Files, (c) the Equipment and any Leased Vehicle (or a security interest in Equipment which is the subject of a Loan Contract), (d) the Insurance Policies and (e) all income and proceeds of the foregoing or relating thereto.


        "Lease Contract File" shall mean, with respect to each Lease Contract, the following documents:


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
                (i) a copy of the Lease Contract, the Certificate of Title or the Application for Certificate of Title, as applicable;


                (ii) any evidence of insurance and any other documents evidencing or related to any Insurance Policy;


                (iii) copies of such documents, if any, that the Company keeps on file indicating that the Equipment or Leased Vehicle is owned by the lessor in accordance with its customary procedures relating to an individual Lease Contract, Customer or Equipment or Leased Vehicle; and


                (iv) evidence that the Customer received the Equipment or Leased Vehicle and that the Equipment or Leased Vehicle was in good working order and acceptable to the Customer at the time of receipt by the Customer.


        "Substitute Lease Contract" shall have the meaning set forth in
        Section 3.04(b) hereof.


        "Substitution Criterion" shall have the meaning set forth in
        Section 3.04(b).


                                    ARTICLE 2

                           DISPOSITION OF LEASE ASSETS


        Section 2.01. Lease Disposition. In reliance upon the representations, warranties and covenants set forth in this Agreement and in accordance with the Trust and Security Agreement, the Transferor will convey the Lease Assets to the Trust.


        Section 2.02. Lease Acquisition; Delivery of Lease Contracts; Filing of Financing Statements. (a) In return for the respective membership interests and other rights created by this Agreement, each of the Contributors hereby transfers, assigns, sells, grants and contributes, or shall contribute, to the Transferor, without recourse except as provided in Section 3.03 of this Agreement, on the Closing Date or each Funding Date, as the case may be, any and all of such Contributor's respective right, title and interest in and to all of the Lease Assets set forth on Schedule II to respective Assignment and Assumption Agreement. Each of the Contributors hereby acknowledges that its respective transfer of the Lease Assets to the Transferor is absolute and irrevocable, without reservation or retention of any interest whatsoever by such Contributor.


        (b) In connection with the Transferor's disposition of the Lease Assets, the Company, on behalf of the Transferor and the Contributors, shall deliver the original Lease Contracts, Certificates of Title or Applications for Certificates of Title, as applicable, to the Trustee so that the Trustee may retain possession thereof as provided in the Transaction Documents. In addition, the Company agrees to record and file, at its own expense, financing statements (and thereafter timely continuation statements with respect to such financing statements) with respect to the Lease Assets, meeting the timing and filing requirements of the Transaction Documents.


        (c) In connection with such acquisition, the Company shall promptly, at its own expense, cause any Electronic Ledger maintained by it to be marked to show that the Lease Assets have been acquired by the Transferor in accordance with this Agreement and transferred by the Transferor to the Trust in accordance with the Transaction Documents.


        Section 2.03. Servicing of Lease Contracts and Equipment and Leased Vehicle. The Servicer shall service the Lease Contracts and the related Lease Receivables and Equipment or Leased Vehicle for the benefit of the Transferor (and its successors and assigns) in accordance with the terms and conditions of the Transaction Documents. Notwithstanding the foregoing, the Company acknowledges and agrees that its obligations under this Agreement are independent of any obligations it may have as Servicer and that its obligations under this Agreement will continue in full force and effect, whether or not it is acting as Servicer, until termination of this Agreement in accordance with
Section 6.01 hereof.


        Section 2.04. Review of Lease Contracts. If the Company, any of the Contributors, the Transferor or the Trustee (who shall thereupon notify the Company) discovers that any Lease Contracts, Certificates of Title or Applications for Certificates of Title, as applicable, are missing or defective (that is, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered) in any material respect, the Company or the applicable Contributor shall correct or cure such omission, defect or other irregularity within 30 days from the date the Company or the applicable Contributor discovered, or is notified by the Trustee, the Bond Insurer or the Transferor of, such omission or defect within such period. Otherwise, the Company or the applicable Contributor shall purchase or replace such Lease Contract from the Transferor in accordance with Section 3.03 hereof.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES


        Section 3.01. Representations and Warranties of the Company and the Contributors. Each of the Contributors and the Company hereby makes the following representations and warranties to the Transferor and for the benefit of the Bond Insurer, the Trustee and Certificateholders, on which the Transferor relies in acquiring the Lease Assets. Such representations and warranties speak as of the related Cut-Off Date unless otherwise indicated, but shall survive any subsequent transfer, assignment, contribution or conveyance of the Lease

Contracts and related Lease Receivables and Equipment or Leased Vehicle. Each of the Contributors makes the following representations and warranties only with respect to Lease Assets that it is transferring to the Transferor in accordance with this Agreement. The Company makes these representations and warranties with respect to all Lease Contracts, whether transferred to the Transferor in accordance with this Agreement or originated by the Company on behalf of the Transferor or an affiliate thereof.


        (a) As to each Lease Contract including all Lease Contracts acquired through bulk purchases:


               (i) The information set forth in the related Lease Schedule is true and correct as of the related Cut-Off Date.


              (ii) Such Lease Contract is pursuant to its terms an absolute and unconditional obligation of the Customer, non-cancellable and non-prepayable prior to the expiration of the initial term of such Lease Contract; it does not provide for the substitution, exchange or addition of any other items of Equipment or Leased Vehicles pursuant to such Lease Contract; and the rights with respect to such Lease Contract are assignable by the lessor thereunder without the consent of any Person. Such Lease Contract is net to the lessor of any maintenance, taxes, insurance or other expenses and contains provisions requiring the Customer to assume all risk of loss or malfunction of the related Equipment or Leased Vehicle.


             (iii) Either the Company or one of the Contributors has heretofore provided to the Trustee the sole original counterpart of such Lease Contract previously in its possession, as amended, and the terms of such Lease Contract has not been amended, waived or modified subsequent to the above being provided to the Trustee, and, if another original counterpart of such Lease Contract should subsequently come into the possession of such party hereto, it will also be so provided to the Trustee. On or prior to the Closing Date, the Company shall have provided to the Trustee the Application for Certificate of Title with respect to each Leased Vehicle. Within 120 days of the Closing Date, the Company shall have provided to the Trustee the original Certificate of Title with respect to each Leased Vehicle. On or prior to each Funding Date or date of substitution, as the case may be, the Company shall have provided to the Trustee the original Certificate of Title with respect to each Leased Vehicle.


              (iv) There is only one original executed counterpart of such Lease Contract that constitutes "chattel paper" for purposes of
        Section 9-105(l)(b) and 9-308 of the UCC, and the Electronic Ledgers have been marked as provided in Section 2.02(b) hereof.

               (v) Such Lease Contract was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of such document under any of the Transaction Documents, including any repurchase in accordance with Transaction Documents.


              (vi) Such Lease Contract is, and on the related Funding Date will be, in full force and effect in accordance with its respective terms, and neither the Company, any of the Contributors nor any Customer has or will have suspended or reduced any payments or obligations due or to become due thereunder by reason of a default by the other party to such Lease Contract; as of the related Cut-Off Date, the Customer has not been delinquent in making payments due under such Customer's Lease Contract for a period in excess of 30 days (without regard to advances, if any, made by the Servicer), and there are no proceedings pending, or to the best of the knowledge of the parties hereto, threatened asserting insolvency of such Customer; there has been no other default, breach or violation and no event permitting acceleration under such Lease Contract; there are no proceedings pending, or to the best of the knowledge of the parties hereto, threatened, wherein such Customer or any governmental agency has alleged that such Lease Contract is illegal or unenforceable; and none of the Scheduled Payments are subject to any set-off or credit of any kind.


             (vii) Such Lease Contract is the valid, binding and legally enforceable obligation of the parties thereto enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.


            (viii) All filings (including Uniform Commercial Code filings) and recordings as may be necessary to perfect the interest of the Trustee in such Lease Contract and the related Lease Receivable have been accomplished and are in full force and effect. All filings and recordings required to perfect the interest of the Transferor and the Trustee in the Equipment underlying such Lease Contract have been or will be, within 30 days of the related Funding Date, accomplished in accordance with the Transaction Documents and are or will be in full force and effect.


              (ix) Except for Lease Contracts acquired through bulk purchases, such Lease Contract is identical to one of the form lease contracts attached as Exhibit B hereto (or a form approved by the Certificateholders and the Bond Insurer subsequent to the Closing Date), except for such immaterial modifications or deviations from such form lease contracts which appear in certain Lease Contracts or which may appear in the future form lease contracts of the Company or either of the Contributors; any such modifications or deviations from the form lease contracts will not have a material adverse effect on the Certificateholders or the Bond Insurer and will not reduce the Scheduled Payments or other payments due under such Lease Contract; provided, further, the form of Lease Contracts acquired through bulk purchases will be approved by the Bond Insurer and the Certificateholders.


               (x) Such Lease Contract was originated by the Company on behalf of one of the Contributors, was purchased by the Company on behalf of one of the Contributors or was purchased by one of the Contributors in the ordinary course of business and meets the Company's rating system; provided, however that no Additional Lease Contract was originated by the Company. The origination and collection practices used by the Company with respect to such Lease Contract (or by the originator with respect to purchased Lease Contracts) have been in all respects legal, proper, prudent and customary in the equipment and vehicle financing and servicing business and comply in all material respects to the Company's underwriting criteria as set forth in the Credit Manual attached hereto as Exhibit E; and no Customer has been involved as a debtor in any bankruptcy or insolvency proceeding during the term of the Lease Contract.


              (xi) Any payment required to be made by a Customer subject to a PUT ("Purchase Upon Termination") clause does not exceed five times the largest regular rental payment due under such Lease Contract. In determining whether to lease Equipment or a Leased Vehicle to any particular Customer, the Company considered each Customer's ability to pay any PUT payments included in the terms of such Lease Contract.


             (xii) Such Lease Contract has an original stated term of at least six months and not more than 84 months. Such Lease Contract is within its original term and has not had any extensions or modifications. Such Lease Contract or assignment has a remaining term of not more than 83 months.


            (xiii) The Equipment or Leased Vehicle related to such Lease Contract was properly delivered to the Customer in good repair, without defects and in satisfactory order and is in proper working order as of the related Cut-Off Date. The Customer has accepted such Equipment or Leased Vehicle leased to it and, after reasonable opportunity to inspect and test such Equipment or Leased Vehicle, has not notified the Company or any of the Contributors of any defects therein.

             (xiv) With the exception of the Loan Contracts, such Lease Contract constitutes a "true lease" for federal income tax purposes. Such Lease Contract or Loan Contract satisfies such other ratios and tax related criteria as maybe set forth herein.


              (xv) The related Customer will have made at least one lease payment with respect to such Lease Contract, including any security deposit or advance payment made by the lessee upon the execution of such Lease Contract or the delivery of the Equipment or Leased Vehicle. Such Lease Contract obligates the related Customer to make all Scheduled Payments thereunder in full notwithstanding the collection by the lessor of a security deposit with respect thereto. The calculation of the Implicit Principal Balance of the related Lease Receivable does not include any security deposits or advance payments collected by or on behalf of the lessor which are applied to Scheduled Payments.


             (xvi) The related Customer is not a lessee that is a merchant with respect to the Equipment or Leased Vehicle leased under such Lease Contract.


            (xvii) All requirements of applicable federal, State and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of such Lease Contract have been complied with in all material respects, and such Lease Contract complied in all material respects at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated.


           (xviii) With the sole exception of the related Customer's right to quiet enjoyment, such Lease Contract is not and will not be subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning such Lease Contract or otherwise, and the operation of any of the terms of such Lease Contract or the exercise by the Transferor or such Customer of any right under such Lease Contract will not render such Lease Contract unenforceable in whole or in part, and no such right of rescission, set-off, counterclaim or defense, including a defense arising out of a breach of such Customer's right of quiet enjoyment of the related Equipment or Leased Vehicle, has been asserted with respect thereto, except that certain rights or defenses may exist under applicable law which, individually or in the aggregate, do not make the remedies available to the Company, the Contributor or the Transferor with respect to such Lease Contract inadequate for the practical realization of the benefits provided thereby.


             (xix) The Company or one of the Contributors has duly fulfilled all obligations on the lessor's part to be fulfilled under or in connection with such Lease Contract, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Lease Assets by the Transferor and has done nothing to impair the rights of the Certificateholders or the Bond Insurer in the Lease Contract or payments with respect thereto.


              (xx) The Lease Contract and the Equipment or Leased Vehicle have not been sold, transferred, assigned or pledged by the Company or any of the Contributors to any person other than the Transferor (except for security interests in the Lease Assets which shall be terminated on or prior to the Closing Date or the related Funding Date), and the Transferor has all of the right, title and interest in and to the Lease Contract, the Lease Receivables and the related Equipment or Leased Vehicle, free and clear of all liens and encumbrances, except for the interests of the Customer pursuant to the Lease Contract.


             (xxi) Each Lease Contract requires that the Customer maintain the Equipment or Leased Vehicle in good and workable order and that the Customer obtain and maintain physical damage insurance, or provide self-insurance or purchase insurance from the Transferor (which may be self-insured) covering the Equipment or Leased Vehicle. Insurance coverage required to be maintained by the Customer under each Lease Contract is of a type customary for the equipment or vehicle covered thereby and consistent with industry practice for monitoring compliance thereof; such insurance coverage is in full force and effect.


            (xxii) The related Equipment is not subject to any titling requirements unless such Equipment is a Leased Vehicle.


           (xxiii) Each Lease Contract related to a Leased Vehicle constitutes a "true lease".


        (b) As to the pool of Lease Contracts, including all Lease Contracts acquired through bulk purchases as of each Cut-Off Date:


               (i) Customers located in any single State are obligated with respect to Lease Contracts accounting for no more than 10% of the Aggregate Implicit Principal Balance except that Customers located in
        (A) Washington are obligated with respect to Lease Contracts accounting for no more than 45% of the Aggregate Implicit Principal Balance; (B) each of California and New York are obligated with respect to Lease Contracts accounting for no more than 20% of the Aggregate Implicit Principal Balance. Up to 5% of the Aggregate Implicit Principal Balance of Lease Contracts may be with Customers located in Canada, so long as such Customers are obligated to pay any withholding taxes over and above net rental payments.

              (ii) Lease Contracts with Customers located in a particular zip code do not account for more than 3% of the Aggregate Implicit Principal Balance.


             (iii) No single Customer accounts for more than 2.5% of the Aggregate Implicit Principal Balance and no ten Customers account for more than 15% of the Aggregate Implicit Principal Balance.


              (iv) Lease Contracts with rental payments that are not fixed for the remaining term do not exceed 15% of the Aggregate Implicit Principal Balance.


               (v) The computer tape, from which the selection of the Lease Contracts was made, was made available to the Transferor's accountants who are providing an agreed upon procedures letter to the Bond Insurer and the Certificateholders with respect to certain information and such information was complete and accurate as of its date and includes a description of the same Lease Contracts that are described in the Lease Schedule and the payments due thereunder as of the related Cut-Off Date.


              (vi) None of the Company or either Contributor used any selection procedures that identified the Lease Contracts as being less desirable or valuable than other comparable equipment or vehicle leases owned by the Company or either Contributor.


             (vii) No more than 1% of the Aggregate Implicit Principal Balance are Lease Contracts made to a lessee who is an individual and who takes under the lease primarily for a personal, family, or household purpose.


            (viii) Lease Contracts containing a PUT clause account for no more than 10% of the Aggregate Implicit Principal Balance.


              (ix) The aggregate Implicit Principal Balance of the Loan Contracts do not exceed 20% of the aggregate Implicit Principal Balance of the Lease Contracts; provided, however, on the Closing Date none of the Lease Contracts are Loan Contracts.


               (x) At least 85% of the Aggregate Implicit Principal Balance is attributable to Lease Contracts that provide that payment of the Scheduled Payments due thereon are to be made monthly.


              (xi) All Lease Contracts are denominated in U.S. dollars.

             (xii) Lease Contracts with a remaining term exceeding 60 months account for no more than 10% of the Aggregate Implicit Principal Balance. The weighted average remaining term of the Leases Contracts does not exceed 48 months.


            (xiii) Unless otherwise approved in writing by the Bond Insurer, no more than 10% of the Aggregate Implicit Principal Balance are Lease Contracts acquired by the Company or one of the Contributors in a bulk purchase; provided, however, that no more than 5% of the Aggregate Implicit Principal Balance are Lease Contracts acquired by the Company or one of the Contributors from any single entity. The Company has fully re-underwritten all Customers with Lease Contracts that account for 1% or more of the Aggregate Implicit Principal Balance.


             (xiv) Unless otherwise approved by the Bond Insurer, no more that 25% of the Aggregate Implicit Principal Balance are Lease Contracts with respect to which the related Equipment relates to Customers in the restaurant business (as defined by SIC code).


              (xv) Unless otherwise approved by the Bond Insurer, no more that 20% of the Aggregate Implicit Principal Balance are Lease Contracts with respect to which the related Equipment relates to Customers in the grocery store business (as defined by SIC code).


             (xvi) Unless otherwise approved by the Bond Insurer, no more that 15% of the Aggregate Implicit Principal Balance are Lease Contracts with respect to which the related Equipment relates to Customers in the refuse system business (as defined by SIC code).


            (xvii) Unless otherwise approved by the Bond Insurer, no more that 20% of the Aggregate Implicit Principal Balance are Lease Contracts with respect to which the related Equipment relates to Customers in the funeral home and crematory business (as defined by SIC code).


           (xviii) Unless otherwise approved by the Bond Insurer, no more that 10% of the Aggregate Implicit Principal Balance are Lease Contracts with respect to which the related Equipment relates to Customers in any single industry, except as set forth in clauses (xiv) through (xvii) above (as defined by SIC code).


        (c)    As to any Lease Contracts related to a bulk purchase:

               (i) Prior to making any bulk purchase, the Company shall deliver to the Bond Insurer for review and approval a description of the Company's policies and procedures with respect to bulk purchases including, but not limited to, (i) a description of all due diligence performed on the party from whom the Lease Contracts are purchased; (ii) a description of any re-underwriting procedures performed by the Company; and, (iii) any Lease Contract File and legal document review procedures performed by the Company.


              (ii) The Company shall provide all of the same representations, warranties and covenants for the Lease Contracts acquired through bulk purchases as for Lease Contracts originated by the Company itself. In addition, the Company shall represent and warrant that the underwriting criteria of the originator of the Lease Contracts to be acquired through bulk acquisitions comply in all material respects with the Company's underwriting criteria.


             (iii) With respect to each bulk purchase, the Company shall fully re-underwrite all Customers that comprise 1% or more of the Aggregate Implicit Principal Balance, and on a quarterly basis at the request of the Bond Insurer, a third party acceptable to the Bond Insurer shall be permitted to re-underwrite a sample of Lease Contracts acquired through bulk purchases. This review shall be made at the Company's expense.


              (iv) The Company shall provide to the Bond Insurer additional information with respect to the performance of Lease Contracts acquired through bulk purchases. This information shall be reported in the format currently provided for in the Transaction Documents.


               (v) The inclusion of the Lease Contracts acquired through bulk purchases shall not adversely affect the risk assigned by either Rating Agency to the Bond Insurer in connection with insuring the Certificates.


              (vi) On each Funding Date, the Company shall cause to be delivered to the Trustee and the Bond Insurer an Opinion of Counsel with respect to the treatment of the transfer from each originator of Lease Assets acquired through bulk purchase to the Company or either Contributor, as the case may be, as a "true sale" and the perfected first priority security interest of the Trustee in such Lease Assets.


        (d)    As to each of the Company and the Contributors:


               (i) Each of the Company and the Contributors has been duly organized and is validly existing and in good standing as a corporation or as a limited liability company, as applicable, under the laws of its jurisdiction of incorporation or formation, as applicable, with power and authority to own its properties and to transact the business in which it is now engaged, and each is duly qualified to do business in and is in good standing under the laws of each State in which any Equipment, Leased Vehicle or any Customer is located or is not required under applicable law to effect such qualification, except where failure to so qualify would not have a material adverse effect on the ability of such entity to perform its obligations under the Transaction Documents or on any of the Lease Contracts, the Lease Receivables or the Equipment or Leased Vehicles.


              (ii) The performance of the obligations of each of the Company and the Contributors under this Agreement and the other Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in any breach of any of the terms or provisions of, or constitute with or without notice, lapse of time or both, a default under the Certificate of Incorporation or Bylaws of such entity, or any material indenture, agreement, mortgage, deed of trust or other instrument to which such entity is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance (except the lien created by the Transaction Documents) upon any of the property or assets of such entity pursuant to the terms of such indenture, mortgage, deed of trust, or other agreement or instrument to which such entity is a party or by which such entity is bound or to which any of such entity's property or assets is subject, nor will such action result in any violation of the provisions of such entity's Certificate of Incorporation or By-laws or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over such entity or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with or other action of any court, or any such regulatory authority or other governmental agency or body is required for consummation of the transactions contemplated by this Agreement and the other Transaction Documents except such consents, approvals and authorizations which have been obtained or such registrations or qualifications which have been made.


             (iii) This Agreement, the Insurance Agreement (with respect to the Company only) and any other Transaction Document to which each of the Company and the Contributors is a party have been duly authorized, executed and delivered by such entity by all necessary corporate action and such agreements are the valid and legally binding obligations of such entity, enforceable against such entity in accordance with their respective terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

              (iv) The Company Address is the chief executive office, chief place of business and the office where the Company keeps its records concerning the Lease Contracts, Lease Receivables and the Equipment and Leased Vehicles.


               (v) The Contributor Address for each of the Contributors is the chief executive office, chief place of business and the office where each of the Contributors keeps its records concerning the Lease Contracts, the Lease Receivables and the Equipment and Leased Vehicles.


              (vi) Each of the Company and the Contributors does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in the Transaction Documents to which it is a party.


             (vii) The transactions contemplated by the Transaction Documents are being consummated by each of the Company and the Contributors in furtherance of its ordinary business purposes, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors.


            (viii) Neither on the date of the transactions contemplated by the Transaction Documents or immediately before or after such transactions, nor as a result of the transactions, will any of the Company or the
        Contributors:


                        (A) be insolvent such that the sum of its debts is
                greater than all of its respective property, at a fair valuation;


                        (B) be engaged in or about to engage in, business or a
                transaction for which any property remaining with the Company or any of the Contributors will be an unreasonably small capital or the remaining assets of any of the Company or the Contributors will be unreasonably small in relation to its respective business or the transaction; and


                        (C) have intended to incur or believed it would incur,
                debts that would be beyond its respective ability to pay as such debts mature or become due. The Company's or each Contributor's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.


                (ix) Both immediately before and after the transactions contemplated by the Transaction Documents (a) the present fair salable value of each of the Company's and each Contributor's assets, respectively, was or will be in excess of the amount that will be required to pay its probable liabilities as they then exist and as they become absolute and matured; and (b) the sum of each of the Company's and each Contributor's assets, respectively, was or will be greater than the sum of its debts, valuing its assets at a fair salable value.


               (x) There are no proceedings or investigations pending, or to the knowledge of either the Company or any of the Contributors, threatened, against or affecting any of the Company or the Contributors in or before any court, governmental authority or agency or arbitration board or tribunal (including, but not limited to any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment or Leased Vehicles) which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of either the Company or the Contributors, or the ability of either the Company or any of the Contributors to perform its obligations under the Transaction Documents to which it is a party. Neither the Company nor any of the Contributors is in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.


              (xi) All tax returns or extensions required to be filed by each of the Company and the Contributors in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon each entity, or upon any of the respective properties, income or franchises shown to be due and payable on such returns have been, or will be, paid. To the best of the knowledge of the Company and each of the Contributors, all such tax returns are true and correct and each entity has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor.


             (xii) Neither the Company nor any of the Contributors (i) is in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and
        (iii) is in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Company or any of the Contributors.


            (xiii) This Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein and therein not misleading.

             (xiv) It is the intention of the Company and each of the Contributors that the Lease Assets are owned by the Transferor and that the beneficial interest in and title to the Lease Assets are not part of the Company's or any of the Contributors' estate in the event of the filing of a bankruptcy petition by or against the Company or either of the Contributors under any bankruptcy law.


              (xv) Immediately prior to the pledge and grant to the Trustee of a security interest in the Lease Assets by the Transferor pursuant to the Trust and Security Agreement, the Transferor was the sole owner of the Lease Contracts and the related Leased Vehicle or the related Equipment (with the exception of Equipment which is the subject of a Loan Contract, as to which the Transferor has a valid security interest in the related Equipment), the Transferor had good and marketable title thereto, free and clear of all liens, claims and encumbrances (except for the security interests in the Lease Assets which shall be terminated on or prior to the Closing Date or the related Funding Date) and as of such time the Transferor owned no other assets other than the Lease Assets and the accounts established under the Trust and Security Agreement.


             (xvi) The Contributors are the registered owners of all of the membership interests of the Transferor, all of which are fully paid and nonassessable and owned of record, free and clear of all mortgages, assignments, pledges, security interest, warrants, options and rights to purchase.


            (xvii) Each of the Company, the Contributors, the Transferor and their shareholders and members shall treat the Lease Contracts as owned by the Transferor for Federal, State and local income tax purposes, shall report and include in the computation of the Transferor's gross income for such purposes in its consolidated or combined return the rental and other income from the Lease Contracts, shall treat the Certificates as debt of the Transferor for such purposes, and shall cause the Transferor to deduct the interest paid or accrued with respect to the Certificates in accordance with its applicable method of accounting for such purposes.


           (xviii) Each of the Company and the Contributors are in compliance with the Employee Retirement Income Security Act of 1974, as amended.


             (xix) None of the Contributors will incur any indebtedness or transact any business other than that contemplated by the Transaction Documents as set forth in Exhibit D hereto.


        Section 3.02. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to, and agrees with the Company and the Contributors for the benefit of the Bond Insurer, the Trustee and Certificateholders, on which each of the Company and the Contributors relies in entering into this Agreement with the Transferor. Such representations and warranties speak as of the related Cut-Off Date unless otherwise indicated, but shall survive any subsequent transfer, assignment, contribution or conveyance of the Lease Contracts and related Lease Receivables and Equipment or Leased Vehicles.


        (a) The Transferor has been duly organized and is validly existing in good standing as a special purpose limited liability company under the laws of the State of Delaware, with power and authority to own its properties, perform its obligations under the Transaction Documents and to transact the business in which it is now engaged or in which it proposes to engage; the Transferor is duly qualified to do business and is in good standing in each State in which the nature of its business requires it to be so qualified, except where failure to so qualify would not have a material adverse effect on the ability of the Transferor to perform its obligations under the Transaction Documents.


        (b) The transfer to and receipt by the Transferor of the Lease Contracts and the related Lease Receivables and the Equipment or Leased Vehicles pursuant to this Agreement and the consummation of the transactions contemplated herein and in the Transaction Documents will not conflict with or result in breach of any of the terms or provisions of, or constitute (with or without notice, lapse of time or both) a default under the Certificate of Formation or Limited Liability Company Agreement of the Transferor or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance (except for the lien created by the Trust and Security Agreement) upon any of the property or assets of the Transferor pursuant to the terms of, such indenture, mortgage, deed of trust, or other agreement or instrument to which the Transferor is a party or by which it is bound or to which any of the property or assets of the Transferor is subject, nor will such action result in any violation of the provisions of the Certificate of Formation or Limited Liability Company Agreement of the Transferor or any statute or any order, rule or regulation of any court or regulatory authority or other governmental agency or body having jurisdiction over the Transferor or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with or other action of any court or any such regulatory authority or other governmental agency or body is required for the acquisition of the Lease Contracts and the related Lease Receivables and the Equipment or Leased Vehicles hereunder.


        (c) The Transaction Documents have been duly authorized, executed and delivered by the Transferor by all necessary action and constitute valid and legally binding obligations of the Transferor enforceable against the Transferor in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.


        (d) There are no proceedings or investigations to which the Transferor is a party pending or, to the knowledge of the Transferor, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement,
(ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents, or
(iii) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, the Transaction Documents to which it is a party.


        (e) All approvals, authorizations, consents, orders or other actions of any Person or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement, have been or will be taken or obtained on or prior to the Closing Date or the related Funding Date.


        (f) The Transferor Address is the principal place of business and chief executive office of the Transferor.


        (g) Since the formation of the Transferor (i) the Transferor has engaged solely in the acquisition, ownership, leasing, selling and pledging of equipment and vehicles pursuant to lease contracts substantially in the form attached hereto as Exhibit B originated by the Company on behalf of the Transferor and the exercise of any powers permitted to limited liability companies under the limited liability company law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing; (ii) the Transferor has incurred no debt other than trade payables and expense accruals in connection with its operations in the normal course of business; (iii) the Transferor has maintained its books and records separate from the books and records of any other entity, has maintained separate bank accounts and no funds of the Transferor have been commingled with funds of any other entity; (iv) the Transferor has kept in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and has obtained and preserved its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Lease Contracts;
(v) the Transferor does not own any subsidiary and has not loaned or advanced any moneys to, or made an investment in, any Person; (vi) the Transferor has not made any capital expenditures; (vii) the Transferor has not guaranteed (directly or indirectly), endorsed or is otherwise contingently liable (directly or indirectly) for the obligations of, or own or purchased any stock, obligations or securities of or any other interest in, or made any capital contribution to, any Person; and (viii) the Transferor has not engaged in any other action that bears on whether the separate legal identity of the

Transferor will be respected, including without limitation (1) has not held itself out as being liable for the debts of any other party, (2) has not acted other than in its corporate name and through its duly authorized officers or agents, and (3) has not created, incurred, assumed, or in any manner became liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose.


        Section 3.03. Purchase or Substitution Required upon Breach of Certain Representations and Warranties. Upon discovery by the Company, any of the Contributors or the Transferor of the breach of any representations or warranties set forth in Sections 3.01 and 3.02 hereof which materially and adversely affects the value of a Lease Contract, the related Equipment or Leased Vehicle, or the interests of the Certificateholders or of the Bond Insurer, or a breach of any of the representations and warranties set forth in Sections 3.01(a)(i), 3.01(a)(ii), 3.01(a)(iii), 3.01(a)(v), 3.01(a)(vii) or 3.01(a)(xx),
the party discovering such breach shall give prompt written notice to the other parties, the Bond Insurer and to the Trustee. Each of the Company and the Contributors shall, within 30 days from the date such entity was notified of, or otherwise discovers, such breach, cure such breach, or, (1) if the breach relates to a particular Lease Contract and is not cured (as the liquidated damages remedy therefor), either (a) purchase such Lease Contract and the related Equipment or Leased Vehicle from the Transferor at the Purchase Price or
(b) provide a Substitute Lease Contract or (2) if the breach relates to a representation or warranty regarding the selection criteria of the Lease Contracts as a whole and is not cured by the Company or the Contributor, either
(a) purchase such non-conforming Lease Contracts and the related Equipment or Leased Vehicle from the Transferor or (b) provide Substitute Lease Contracts as set forth above, so that the representations and warranties with respect to the selection criteria are correct, as evidenced by a certificate of an officer of the Company or the applicable Contributor to the Trustee. The Purchase Price for a purchased Lease Contract and the related Equipment or Leased Vehicle shall be paid, and any Substitute Lease Contract shall be delivered, by the Company or the applicable Contributor to the Transferor in accordance with Section 3.04(c) hereof. It is understood and agreed that the obligation of the Company and the Contributor to cure or purchase or replace any Lease Contract as to which such a breach has occurred shall constitute the sole remedy respecting such breach available to the Transferor, the Certificateholders or the Trustee on behalf of the Certificateholders (except for any indemnities provided under Section 4.01(j) hereof or under the Trust and Security Agreement) for any losses, claims, damages and liabilities arising from the Transferor's ownership of such Lease Contract or the inclusion of such Lease Contract in the Trust Property.


        Section 3.04. Requirements for Purchase or Substitution of Lease Contracts. (a) If the Company or any of the Contributors is required to purchase any Lease Contract under Section 3.03 or if the Transferor is required or elects to purchase any Lease Contract under Section 3.10 of the Servicing Agreement, such Lease Contract shall be purchased by the

Company or the applicable Contributor at the Purchase Price. All purchases shall be accomplished at the times specified in subsection (c) below.


        (b) If the Company or any of the Contributors is required to substitute any Lease Contract under Section 3.03, or if the Transferor is required or elects to substitute any Lease Contract under Section 3.10 of the Servicing Agreement (a "Substitute Lease Contract"), each such Substitute Lease Contract shall (i) be an Eligible Lease; (ii) be with respect to types of Equipment, types of Leased Vehicles and types of Customers represented in the pool of Lease Contracts previously pledged to the Trustee pursuant to the Trust and Security Agreement; (iii) be with a Customer whose credit is equal to or better than that of the Customer under the withdrawn Lease Contract; (iv) be written on one of the standard lease forms attached as Exhibit B to this Agreement; (v) be accompanied by (A) a supplement to this Agreement substantially in the form of Exhibit A hereto subjecting such Lease Contract to the provisions hereof and providing with respect to such Substitute Lease Contract the information required in the Lease Schedule and (B) evidence of the UCC filings required as set forth in the Trust and Security Agreement; and (vi) not have been selected using procedures that identified the Lease Contracts as being less desirable or valuable than other comparable equipment or vehicle leases owned by the Company or any of the Contributors. In addition, such Substitute Lease Contracts shall meet the following substitution criterion (collectively, the "Substitution Criterion"):


                (1) Such Substitute Lease Contracts have an aggregate Implicit Principal Balance at least equal to the aggregate Implicit Principal Balance of the Lease Contracts being withdrawn; and


                (2) Such Substitute Lease Contracts have a weighted average remaining term (determined based upon the Implicit Principal Balance of such Substituted Lease Contracts) that is not more than 33% longer or shorter than the weighted average remaining term of the Lease Contracts being withdrawn (determined based upon the Implicit Principal Balance of such withdrawn Lease Contracts).


        A Substitute Lease Contract may have scheduled payments that are due after the last day of the month preceding the stated maturity of the Certificate, but such payments shall not be counted in any Implicit Principal Balance computation. Upon a substitution as described in this Section 3.04(b), either the Company or the Contributor shall also pay any past due lease payments not received through the Calculation Date preceding the date on which the substitution occurs. Upon the substitution of any Substitute Lease Contract pursuant to the provisions of this Section 3.04(b), each of the Company and the Contributors hereby agrees that such Substitute Lease Contract will be subject to all the terms and provisions of this Agreement, the Servicing Agreement and the Trust and Security Agreement just as if such Substitute Lease Contract had been one of the original Lease Contracts acquired on the Closing Date or the related Funding

Date. Upon the substitution of a Substitute Lease Contract pursuant to this
Section 3.04(b), the Transferor, the Contributors and the Company shall also comply with the provisions and limitations set forth in the Trust and Security Agreement. All substitutions shall be accomplished at the time specified in subsection (c) below.


        (c) Any purchase or substitution of a Lease Contract by the Company or any of the Contributors in accordance with Section 3.03 hereof or this
Section 3.04 or by the Transferor under Section 3.10 of the Servicing Agreement shall be made either by remittance of the Purchase Price to the Servicer for deposit into the Collection Account in accordance with Section 3.03(a) of the Servicing Agreement or by substitution of a Substitute Lease Contract, as applicable, following the expiration of the cure period set forth in
Section 3.03 hereof.


        (d) Any voluntary purchase or substitution of a Lease Contract by the Transferor pursuant to the terms of a related Servicing Agreement or Trust and Security Agreement in the event of a default, delinquency or modification with respect to such Lease Contract shall satisfy the same requirements for a purchase or substitution, as the case may be, as are set forth in this
Section 3.04.


                                    ARTICLE 4

                  COVENANTS OF THE COMPANY AND THE CONTRIBUTORS


        Section 4.01. Company and Contributor Covenants. Each of the Company and the Contributors hereby covenants and agrees with the Transferor as follows:


                (a) Except as hereinafter provided, such entity will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Lease Contracts and to perform its duties hereunder. Any person into which such entity may be merged or consolidated, or to whom such entity has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which such entity shall be a party, or any Person succeeding to the business of such entity shall be the successor of such entity hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01(c) shall have been breached, (x) such successor executes an agreement or assumption, in form reasonably satisfactory to the Trustee and the Bond Insurer, to perform every obligation under this Agreement, (y) such entity shall have delivered to the Transferor and the Bond Insurer a certificate of an officer of such entity and an Opinion of counsel each stating that such consolidation, merger, or succession and such agreement of assumption complies with this Section 4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) such entity shall have delivered to the Transferor and the Bond Insurer an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Transferor in the Lease Assets and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.


                (b) Neither the Company nor any of the Contributors, nor any of the directors, officers, employees or agents of any such entity shall be under any liability to the Transferor, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment not involving recklessness or gross negligence; provided, however, that this provision shall not protect either such entity against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company, the Contributors and any director, officer, employee or agent of any such entity, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Company nor any of the Contributors shall be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.


                (c) Each of the Company and the Contributors will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to preserve the security interests and liens described in
        Section 3.01(a)(viii) and are reasonably satisfactory in form and substance to the Transferor; provided, however, that financing statements with respect to the Equipment shall be filed only with respect to the Equipment initially located in the Enumerated States and neither the Company nor any of the Contributors will be required to file any financing statements with any Customer as Debtor.


                (d) Neither the Company nor any of the Contributors will change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement misleading within the meaning of

        Section 9-402(7) of the UCC, unless it shall have given the Transferor, the Bond Insurer and the Trustee at least 10 days' prior written notice thereof.


                (e) Each of the Company and the Contributors will give the Transferor, the Bond Insurer and the Trustee at least 10 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.


                (f) Each of the Company and the Contributors will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract, will not change or modify the terms of the Lease Contracts except as expressly permitted by the terms of the Transaction Documents and will do nothing to impair the rights of the Transferor or the Trustee in the Lease Contracts or the Equipment or Leased Vehicles. In the event that the rights of the Company or any of the Contributors under any Lease Contract, any guaranty of the related Customer's obligations under any Lease Contract, or any Insurance Policy are not assignable to the Transferor or to the Trustee, each of the Company and the Contributors will enforce such rights on behalf of the Trustee.


                (g) Each of the Company and the Contributors will comply, in all material respects, with all material acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Assets or any part thereof; provided, however, that each of the Company and the Contributors may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Transferor or the Trustee in the Lease Assets.


                (h) Each of the Company and the Contributors will advise the Transferor, the Bond Insurer and the Trustee promptly, in reasonable detail, of the occurrence of any breach by the Company or any of the Contributors following discovery by the Company or any of the Contributors of such breach of any of its representations, warranties and covenants contained herein.


                (i) Each of the Company and the Contributors will execute or endorse, acknowledge, and deliver to the Transferor, the Bond Insurer and the Trustee from time to time such schedules, confirmatory assignments, conveyances, and other reassurances or instruments and take such further similar actions relating to the Lease Contracts, the related Lease Receivables and Equipment or Leased Vehicles, and the rights covered by the Transaction Documents, as the Transferor, the Bond Insurer or the Trustee may reasonably request to preserve and maintain title to the Lease Assets and the rights of the

        Trustee, the Bond Insurer and the Certificateholders therein against the claims of all persons and parties.


                (j) Each of the Company and the Contributors agrees to indemnify, defend and hold the Transferor harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense (including interest, penalties, reasonable attorney's fees and amounts paid in settlement) that is caused by (i) a breach at any time by the Company or any of the Contributors of its representations, warranties and covenants contained in Section 3.01 hereof or this Section 4.01 or
        (ii) any material information furnished by the Company or any of the Contributors which is set forth in any Lease Schedule delivered hereunder, being untrue in any respect when any such representation was made or schedule delivered, provided that neither the Company nor any of the Contributors shall have any liability with respect to a representation or warranty as to any specific Lease Contract, Lease Receivable, Equipment or Leased Vehicle other than to purchase such Lease Contract or substitute for such Lease Contract in accordance with
        Section 3.03 hereof unless such breach of representation or warranty is the result of the Company's or the applicable Contributor's fraud, gross negligence, bad faith or willful misconduct. Each of the Company and the Contributors shall also indemnify the Trustee, the Servicer and the Bond Insurer for any cost or expenses incurred by them in the enforcement of this Agreement. The obligations of the Company and the Contributors under this Section 4.01(j) shall be considered to have been relied upon by the Transferor and shall survive the execution, delivery and performance of this Agreement, regardless of any investigation made by or on behalf of the Transferor, until termination of the Trust and Security Agreement. If the Company or any of the Contributors has made any indemnity payments pursuant to this Section 4.01(j) and thereafter the recipient collects any of such amounts from others, such party will promptly repay the amount collected to the Company or the applicable Contributor, as applicable, without interest.


                (k) Neither the Company nor any of the Contributors will do anything to disturb or impair the acquisition hereunder by the Transferor of the Lease Contracts and the related Lease Receivables and Equipment or Leased Vehicles.


                (l) Each of the Company and the Contributors (i) will
        (A) maintain its books and records separate from the books and records of the Transferor and (B) maintain bank accounts separate from those of the Transferor and (ii) will not (x) take any action that would cause the dissolution or liquidation of the Transferor, (y) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of the Transferor, or (z) for one year and one day after the termination of this Agreement institute against the Transferor, or join any other person in instituting against the Transferor, any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar laws. This subsection (1) shall survive termination of this Agreement.


                (m) Each of the Company and the Contributors shall notify the Transferor, the Bond Insurer and the Trustee promptly after becoming aware of any material Lien on any Lease Asset.


                (n) On each date as of which the Company or the applicable Contributor substitutes a Substitute Lease Contract in accordance with
        Section 3.03 hereof, the Company shall provide to the Transferor a supplement to this Agreement substantially in the form of Exhibit A hereto subjecting such Lease Contract to the provisions hereof and providing with respect to such Substitute Lease Contract the information required in the Lease Schedule.


                (o) The annual financial statements of the Company and the Contributors will disclose the effects of the transactions contemplated by the Transaction Documents in accordance with generally accepted accounting principles. The financial statements of the Company, the Contributors and the Transferor will also disclose that the assets of the Transferor are not available to pay creditors of the Company or any of the Contributors, as applicable. The resolutions, agreements and other instruments underlying the Transaction Documents will be continuously maintained by each of the Company and the Contributors as official records.


                (p) Each of the Company, the Contributors, the Transferor and their shareholders and members shall treat the Lease Contracts as owned by the Transferor for federal, State and local income tax purposes, shall include in the computation of the Transferor's gross income for such purposes the rental and other income from the Lease Contracts, shall treat the Certificates as debt of the Transferor for such purposes, and shall cause the Transferor to deduct the interest paid or accrued with respect to the Certificates in accordance with its applicable method of accounting for such purposes.


                (q) The Company will, at its own cost and expense, (i) retain the Electronic Ledger as a master record of the Lease Contracts, Equipment and Leased Vehicles and copies of all documents relating to each Lease Contract (other than the original executed Lease Contracts and the original Certificates of Title) as custodian for the Transferor, the Trustee and other Persons, if any, with interests in the Lease Contracts, Equipment and Leased Vehicles and (ii) mark the Lease Contracts and the Electronic Ledger to the effect that the Lease Contracts, Equipment and Leased Vehicles have been acquired by the

        Transferor and that they have been transferred and assigned to the Trustee pursuant to the Trust and Security Agreement.

                (r) During the term of this Agreement and for one year and one day after the termination hereof, none of the Company or the Contributors will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Transferor.


        Section 4.02. Transferor Covenants. The Transferor hereby covenants and agrees with the Company and the Contributors as follows:


                (a) The Transferor hereby acknowledges and agrees that its rights in the Equipment and Leased Vehicles are expressly subject to the rights of the related Customers in such Equipment and Leased Vehicles pursuant to the applicable Lease Contract. The Transferor covenants and agrees that, so long as a Customer shall not be in default of any of the provisions of the applicable Lease Contract, neither the Transferor nor any assignee of the Transferor will disturb the Customer's quiet and peaceful possession of the related Equipment and Leased Vehicles and the Customer's unrestricted use thereof for its intended purpose.


                (b) On each date as of which Lease Contracts and the related Equipment or Leased Vehicles are to be purchased or replaced by the Company or a Contributor, as applicable, pursuant to Section 3.03, the Transferor shall submit to the Company an instrument of assignment assigning such Lease Contract and Equipment or Leased Vehicle to the Company or a Contributor, as applicable, signed by the president, senior vice president or any vice president of the Transferor. Each such assignment shall operate as an assignment, without recourse, representation, or warranty, to the Company or a Contributor, as applicable, of all of the Transferor's right, title, and interest in and to such Lease Contract, Equipment, Leased Vehicle and any security documents relating thereto, such assignment being an assignment outright and not for security, and upon payment of the Purchase Price or delivery of a Substitute Lease Contract, the Company or a Contributor, as applicable, will thereupon own such Lease Contract and all such security and documents, free of any further obligation to the Transferor with respect thereto. If in any enforcement suit or legal proceeding it is held that the Company or a Contributor, as applicable, may not enforce a Lease Contract on the ground that it is not a real party in interest or holder entitled to enforce the Lease Contract, the Transferor shall, at the Transferor's expense, take such steps as the Transferor deems necessary to enforce the Lease Contract, including bringing suit in the Transferor's name.

                (c) The Transferor warrants that it will own and possess the Equipment and Leased Vehicles subsequent to its acquisition thereof and that it will warrant and defend its title to such Equipment or Leased Vehicle against all Persons, claims and demands whatsoever. The Transferor shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment or Leased Vehicle, except as permitted under the Trust and Security Agreement.


                (d) Each of the Company, the Contributors, the Transferor and their shareholders shall treat the Lease Contracts as owned by the Transferor for federal, State and local income tax purposes, shall include in the computation of the Transferor's gross income for such purposes the rental and other income from the Lease Contracts, shall treat the Certificates as debt of the Transferor for such purposes, and shall cause the Transferor to deduct the interest paid or accrued with respect to the Certificates in accordance with its applicable method of accounting for such purposes.


                (e) On or prior to the Closing Date, the Transferor shall provide to the Trustee the Applications for Certificates of Title with respect to each Leased Vehicle. Within 120 days of the Closing Date, the Transferor shall provide the Trustee the original Certificate of Title with respect to each Leased Vehicle.


        Section 4.03. Assignment of Lease Assets. Each of the Company and the Contributors understands that the Transferor will assign to and grant to the Trustee a security interest in all its right, title and interest to this Agreement and the Lease Assets. Each of the Company and the Contributors consents to such assignment and grants and further agrees that all representations, warranties, covenants and agreements the Company and the Contributors made herein shall also be for the benefit of and inure to the Trustee, the Bond Insurer and the Certificateholders.


                                    ARTICLE 5

                              CONDITIONS PRECEDENT


        Section 5.01. Conditions to the Transferor's Obligations. The obligations of the Transferor hereunder shall be subject to the satisfaction of the following conditions:


                (a) All representations and warranties of each of the Company and the Contributors contained in this Agreement and all information provided in the Lease Schedule shall be true and correct on the Closing Date and the related Funding Date, and each of the Company and the Contributors shall have delivered to the Transferor, the Bond Insurer and the Trustee an Officer's Certificate to such effect;

                (b) Each of the Company and the Contributors shall have delivered all other information theretofore required or reasonably requested by the Transferor to be delivered by the Company and each of the Contributors hereunder, duly certified by an officer of the Company or the Contributor, as applicable, and each of the Company and the Contributors shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;


                (c) On or before the Closing Date, the Transferor, the Servicer, the Back-Up Servicer and the Trustee shall have entered into the Servicing Agreement; and


                (d) The Certificates shall be issued and sold on the Closing Date, and the Transferor shall receive the full consideration due it upon the issuance of such Certificates.


        Section 5.02. Conditions to the Company's and the Contributors' Obligations. The obligations of the Company and the Contributors to enter into this Agreement shall be subject to the satisfaction of the following conditions:


                (a) All representations and warranties of the Transferor contained in this Agreement shall be true and correct on the Closing Date and the related Funding Date with the same effect as though such representations and warranties had been made on such date; and


                (b) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement and the Transaction Documents shall be satisfactory in form and substance to each of the Company and the Contributors, and each of the Company and the Contributors shall have received from the Transferor copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as each of the Company and the Contributors may reasonably have requested.


                                    ARTICLE 6

                              TERM AND TERMINATION


        Section 6.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and, shall continue in full force and effect until the later of (i) payment with respect to the last Lease Asset or
(ii) termination of the Trust and Security Agreement.

        Section 6.02. Default by the Company or the Contributors. If either of the Company or any of the Contributors shall be in default under this Agreement and such default shall not have been cured for a period of 60 days, or if either of the Company or any of the Contributors shall become insolvent or make an assignment for the benefit of its creditors or have a receiver appointed for all or substantially all of its properties, or if any proceedings are commenced, or consented to, by the Company or any of the Contributors, as applicable, are not stayed or dismissed within 90 days after being commenced against the Company or any of the Contributors, as applicable, under any bankruptcy, insolvency or other law for the relief of debtors, the Transferor shall have the right with the prior written consent of the Bond Insurer, in addition to any other rights it may have under any applicable law, to terminate this Agreement upon 30 days prior written notice to the Company or any of the Contributors, as applicable; provided that any termination of this Agreement shall not release the Company or any of the Contributors from any obligation under this Agreement.


                                    ARTICLE 7

                                  MISCELLANEOUS


        Section 7.01. Amendments. This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by the party against which enforcement is sought. This Agreement may be amended by the Transferor, the Contributors and the Company only with the prior written consent of the Trustee and the Bond Insurer.


        Section 7.02. Governing Law. This Agreement shall be construed in accordance with the internal laws of the State of New York, without regard to choice of law principals.


        Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified United States mail, postage prepaid, and addressed, in the case of the Company, to the Company Address, in the case of each of the Contributors, to the Contributor Address, in the case of the Transferor, to the Transferor Address and in the case of the Bond Insurer, to the address set forth in
Section 13.03(e) of the Trust and Security Agreement. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be. Any Person may change the address for notices hereunder by giving notice of such change to the other Person.


        Section 7.04. Separability Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 7.05. Assignment. Except as provided in Section 4.01(a) hereof, this Agreement may not be assigned or delegated by the Company or any of the Contributors without the prior written consent of the Transferor, the Bond Insurer and the Trustee and may not be assigned or delegated by the Transferor without the prior written consent of the Company, the Contributors, the Bond Insurer and the Trustee.


        Section 7.06. Further Assurances. Each of the Company, the Contributors and the Transferor agrees to do such further acts and things and to execute and deliver to the Trustee such additional assignments, agreements, powers and instruments as are required by the Trustee or the Bond Insurer to carry into effect the purposes of this Agreement or to better assure and confirm unto the Trustee, the Bond Insurer or the Certificateholders their rights, powers or remedies hereunder. If any Customer shall be in default under any Lease Contract, upon reasonable request from the Servicer, each of the Company and the Contributors will take all reasonable steps to assist in enforcing such Lease Contract and preserving and maintaining title to the Lease Assets and the rights of the Trustee, the Bond Insurer and the Certificateholders therein against the claims of all Persons and parties to the extent such entity is capable of performing such requested steps and the Servicer reasonably determines that the assistance of the Company or any of the Contributors is necessary to effect the intent and purposes hereof.


        Section 7.07. No Waivers; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Transferor, any of the Contributors or the Company, any right, remedy, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.


        Section 7.08. Binding Effect; Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Trustee, the Bond Insurer, the Certificateholders, and their respective successors and permitted assigns. The Bond Insurer is an express third party beneficiary of this Agreement.


        Section 7.09. Set-Off. (a) Each of the Company and the Contributors hereby irrevocably and unconditionally waives all right of set-off that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of the Transferor at any time held by or in the possession of the Company.

        (b) The Transferor shall have the right to set-off against the Company or the Contributors any amounts to which the Company or the applicable Contributor may be entitled and to apply such amounts to any claims the Transferor may have against the Company or the applicable Contributor from time to time under this Agreement. Upon any such set-off the Transferor shall give notice of the amount thereof and the reasons therefor.


        Section 7.10. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one original document.

      IN WITNESS WHEREOF, the Company, the Contributors and the Transferor have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                as Trustee and as Back-up Servicer

                            By:  /s/ EILEEN R. STETZNER
                                 -----------------------------------------------
                            Name:  Eileen R. Stetzner
                            Title: Corporate Trust Officer


                            T & W FINANCIAL CORPORATION,
                                as Servicer

                            By:  /s/ THOMAS W. PRICE
                                 -----------------------------------------------
                            Name:  Thomas W. Price
                            Title: President


                            T & W FUNDING COMPANY I, L.L.C.,
                                as Transferor

                            By:  /s/ MICHAEL A. PRICE
                                 -----------------------------------------------
                            Name:  Michael A. Price
                            Title: President

                                                                       EXHIBIT A


                FORM OF SUPPLEMENT FOR SUBSTITUTE LEASE CONTRACTS



        Pursuant to Section 3.04(b) of the Contribution Agreement dated as of February 1, 1997 (the "Agreement") between T & W Financial Corporation (the "Company"), T & W Funding Company V, L.L.C. and T & W Funding Company VI, L.L.C. (each, a "Contributor" and collectively, the "Contributors") and T & W Funding Company I, L.L.C. (the "Transferor"), attached hereto as Schedule I is a supplement to Schedule II of the related Assignment and Assumption Agreement which includes information regarding Lease Assets that are hereby sold, assigned, transferred and delivered by the undersigned Contributor to the Transferor in accordance with the Contribution Agreement.


                                      [CONTRIBUTOR]



                                      By
                                          Name:
                                          Title:

                                                                      SCHEDULE I

                                                                       EXHIBIT B


                             FORM OF LEASE CONTRACT

                                                                       EXHIBIT C


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


        This Assignment and Assumption Agreement ("Assignment") is made as of _________, 1997 (the "Contribution Date"), by and between _______________, a
Delaware limited liability company ("Assignor"), and T & W Funding Company I, L.L.C., a Delaware limited liability company ("Assignee"), with reference to the following facts:


                                    RECITALS:


        A. In connection with the contribution, from time to time, of certain lease assets of Assignor in conjunction with the issuance of certificates (the "Certificates") by the trust created by Assignee, Assignee and the Assignor have executed the Contribution Agreement dated as of February 1, 1997 (the "Contribution Agreement").


        B. In connection with the Contribution Agreement, the Assignor desires to assign and transfer to Assignee all of Assignor's right, title and interest in and to each of the assets described in Schedule II hereto, as supplemented from time to time, and the corresponding paragraphs below (the "Assigned Interests").


        C. Assignor desires to transfer and Assignee is willing to assume certain indebtedness of Assignor listed on Schedule I hereto.


        D. Assignee desires to accept the Assignment and transfer of the Assigned Interests and assume all duties and obligations attendant thereto, accruing after the Contribution Date.


        E. Terms used but not defined herein have the meanings ascribed to them in the Contribution Agreement.


        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in consideration of the mutual covenants set forth herein, the Assignor and Assignee hereby agree as follows:


        1. Assignment. The Assignor hereby assigns, conveys, grants and transfers, without recourse except as provided in the Contribution Agreement, to Assignee (and the successors and assigns of Assignee) the following property:


                1.1. The Assignor's right, title and interest in and to the Lease Contracts and related Lease Receivables described and listed on
        Schedule II hereto.

                1.2. All of Assignor's right, title and interest in and to the equipment or vehicles subject to each such Lease Contract (the "Equipment" or "Leased Vehicle," as applicable).


                1.3. All of Assignor's other Lease Assets relating to each such Lease Contract.


        2. Assumption. The Assignee hereby agrees to assume the indebtedness of Assignor listed on Schedule I hereto and to use the proceeds of the initial sale of Certificates to pay such indebtedness. Assignee hereby accepts the foregoing Assignment and hereby assumes all of the other obligations incident hereto and thereto, subject to the terms and conditions of the Contribution Agreement.


        3. Further Assurance. The Assignor and Assignee each hereby agree to provide such further assurances and to execute and deliver such documents and to perform all such other acts as are necessary or appropriate to consummate and effectuate this Assignment.


        4. Distinct Entities. The Assignor and Assignee hereby acknowledge that for all purposes the Assignor and Assignee are each separate and distinct legal entities. Accordingly, the Assignor shall not be liable to any third party for the debts, obligations and liabilities of the Assignee; and Assignee shall not be liable to any third party for the debts, obligations and liabilities of the Assignor to the extent that such debts, obligations and liabilities have not been expressly assumed by Assignee hereunder.


        5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Delaware, and the parties hereto hereby acknowledge and agree that this Assignment and Assumption Agreement and the transactions contemplated hereunder were negotiated and entered into in the State of Delaware.


        6. Authority. The Assignor and Assignee each hereby represent respectively that they have full power and authority to enter into this Assignment.


        7. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.


        8. Successors and Assigns. The Assignor and Assignee each agree that this Assignment will be binding and will inure to the benefit of the Assignor and its successors and assigns and the Assignee and its successors and assigns.

        9. Third Party Beneficiary. The Assignor and Assignee each agree that MBIA Insurance Corporation is an express third party beneficiary to this Assignment.

      IN WITNESS WHEREOF, this Assignment has been executed as of the date first above written.


                                      ________________________.,  Assignor



                                      By
                                          Name:
                                          Title:



                                      T & W FUNDING COMPANY I, L.L.C.,
                                          Assignee



                                      By
                                          Name:
                                          Title:

                                   SCHEDULE I


                        SCHEDULE OF EXISTING INDEBTEDNESS


           LENDER                                                AMOUNT
                                                             $______________
                                                             $______________

                                   SCHEDULE II


                                 LEASE SCHEDULE

                                                                       EXHIBIT D


                            EXISTING INDEBTEDNESS OF
                        T & W FUNDING COMPANY VI, L.L.C.




            LENDER                                AMOUNT
Seafirst Bank                                  $7,068,085.54
CoreStates Bank, N.A.                          $4,331,399.92

                                                                       EXHIBIT E


                                  CREDIT MANUAL